United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 26, 2007

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	58-2606325
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing
SIGNATURE

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing
The Company received notice from the New York Stock Exchange (the “NYSE”) on March 26, 2007 of its failure to disclose its independent directors by name in its 2006 proxy statement in violation of Section 303A.02(a) of the NYSE Listed Company Manual. After consulting with the NYSE, the Company has elected to cure this deficiency by naming each of its independent directors in this current report.
At a meeting held on February 6, 2007, the Company’s board of directors designated the following directors independent under the NYSE’s listing standards:
Robert M. Clements
Thomas M. Hagerty
Marshall Haines
Keith W. Hughes
David K. Hunt
James K. Hunt
Daniel D. (Ron) Lane
Richard N. Massey
Cary H. Thompson

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: March 30, 2007	By:	/s/ Jeffrey S. Carbiener
Name: Jeffrey S. Carbiener Title: Executive Vice President and Chief Financial Officer